Exhibit 10.25

EXECUTION VERSION

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 14, 2018 (this “Amendment”), is among MASTEC, INC., a Florida corporation (the “Company”), MASTEC NORTH AMERICA, INC., a Florida corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender (as defined below), each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.
RECITALS:

A.The Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into a Fourth Amended and Restated Credit Agreement dated as of February 22, 2017 (the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.The Borrowers have requested to amend the Credit Agreement in order to, among other things, provide for (i) an earlier termination date for the period during which “most favored nation” pricing would apply with respect to any Additional Term Loan Tranche and (ii) a new exception to the indebtedness covenant to allow for up to $100,000,000 of unsecured indebtedness in the form of reimbursement obligations under letters of credit, surety arrangements and similar obligations.
C.Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Credit Agreement.
In furtherance of the foregoing, the parties agree as follows:

Section 1.    Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)    Section 1.02 is amended to add the following new defined terms in appropriate alphabetical order:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
(b)    Section 2.15(b) is amended to change the reference therein to “the second anniversary of the Closing Date” to read “the date that is eighteen (18) months following the Closing Date”.
(c)    Article V is amended to add a new Section 5.26 to the end thereof to read as follows:
5.26    Beneficial Ownership Certification. As of September 14, 2018, the information included in any Beneficial Ownership Certification, if applicable, is true and correct in all material respects.
(d)    Section 7.03 is amended to restate clause (p) therein in its entirety to read as follows:
(p)    Indebtedness constituting reimbursement obligations with respect to letters of credit, bankers’ acceptances, bank guarantees and similar obligations in an aggregate principal amount not to exceed $100,000,000 at any time outstanding;
Section 2.    Conditions Precedent. The parties hereto agree that this Amendment shall be effective as of the date first set forth above (such date, the “Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a)     Documentation. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (including “PDF” and “TIFF” files) (followed promptly by originals), each properly executed by a Responsible Officer of the signing Loan Party, dated the Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i)    a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders; and
(ii)    at least three (3) days prior to the date hereof, each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(b)    Legal Fees and Expenses. In each case subject to the limitations set forth in Section 10.04(a) of the Credit Agreement, unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

Section 3.    Representations and Warranties.

(a)    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    The representations and warranties of (A) each Borrower contained in Article V of the Credit Agreement and (B) each Loan Party contained in each other Loan Document are true and correct in all material respects on and as of the date hereof, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date), and (z) for purposes of this Amendment, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement, as applicable.

(ii)    Since December 31, 2017, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)    No Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment.

(iv)    This Amendment has been duly authorized by all necessary corporate or other organizational action of such Borrower and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

(v)    No consents, licenses or approvals are required in connection with (A) the execution, delivery and performance by each Borrower and the validity against each Borrower of this Amendment or (B) the performance by, or validity against, any Loan Party of any Loan Document (after giving effect to this Amendment), in each case except (a) those which have been obtained, taken, given or made and (b) Uniform Commercial Code financing statements, the recording of Mortgages and similar documentation to be delivered pursuant to the Loan Documents.

(b)    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized by all necessary corporate or other organizational action of such Subsidiary Guarantor and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

Section 4.    Miscellaneous.

(a)    Ratification and Confirmation of Loan Documents. Each Borrower and each Subsidiary Guarantor hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of such Person’s payment and performance obligations thereunder and the continuation of the liens and security interests granted thereunder) to which such Person is a party (other than any Loan Document

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which has been terminated or has expired pursuant to its terms) and the enforceability of each such Loan Document against such Person in accordance with its terms (except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws), in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby.

(b)    Fees and Expenses. The Company shall pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent (subject to the limitations set forth in Section 10.04(a) of the Credit Agreement).

(c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law that would require the application of the laws of another jurisdiction, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.
By: /s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Chief Operating Officer
SUBSIDIARY GUARANTORS:

BOTTOM LINE SERVICES, LLC

By: /s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Investor Manager

EC SOURCE SERVICES, LLC
MASTEC NETWORK SOLUTIONS, LLC
T&D POWER, INC.

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

GO GREEN SERVICES, LLC

By: /s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Initial Manager

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

LEMARTEC CORPORATION
MASTEC POWER CORP.
MASTEC RENEWABLES CONSTRUCTION COMPANY, INC.
PRETEC DIRECTIONAL DRILLING, LLC
PUMPCO, INC.
SEFNCO COMMUNICATIONS, INC.

By:/s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Vice President

ENERGY ERECTORS, INC.
ENERGY ENVIRONMENTAL GROUP, INC.
MASTEC EQUIPMENT, INC.
MASTEC ETS SERVICE COMPANY, LLC
MASTEC NETWORK SOLUTIONS, INC.
MASTEC RESIDENTIAL SERVICES, LLC
MP DRILLING HOLDINGS, LLC
POWER PARTNERS MASTEC, INC.
POWER PARTNERS MASTEC, LLC
THREE PHASE ACQUISITION CORP.
THREE PHASE LINE CONSTRUCTION, INC.
WANZEK CONSTRUCTION, INC.
WESTOWER COMMUNICATIONS, LLC

By:/s/ Robert E. Apple
Name:    Robert E. Apple
Title:    President

PRECISION ACQUISITION, LLC
By: MasTec, Inc., its sole member

By:/s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Chief Operating Officer

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PRECISION PIPELINE LLC
PRECISION TRANSPORT COMPANY, LLC

By: /s/ Robert E. Apple
Name:    Robert E. Apple
Title:    Manager

MASTEC WIRELESS SERVICES, LLC

By: /s/ Carol Stiefel
Name:    Carol Stiefel
Title:    Associate General Counsel and Assistant Secretary

CASH CONSTRUCTION COMPANY, INC.

By: /s/ Paul DiMarco
Name:    Paul DiMarco
Title:    Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent
By: /s/ Felicia Brinson
Name:    Felicia Brinson
Title:    Assistance Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Julia H. Rocawich
Name:    Julia H. Rocawich
Title:    Sr. Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK
By: /s/ David A. Ernst
Name:    David A. Ernst
Title:    Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF MONTREAL
By: /s/ Michael Gift
Name:    Michael Gift
Title:    Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Mark B. Felke
Name:    Mark B. Felke
Title:    Managing Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Rikin Pandya
Name:    Rikin Pandya
Title:    Authorized Signatory

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MUFG BANK, LTD,. formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ Lauren Hom
Name:    Lauren Hom
Title:    Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MUFG UNION BANK, N.A.
By: /s/ Lauren Hom
Name:    Lauren Hom
Title:    Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

COMPASS BANK

By: /s/ Raj Nambiar
Name:    Raj Nambiar
Title:    Senior Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PNC BANK, NATIONAL ASSOCIATION

By: /s/ James L. Cullen
Name:    James L.Cullen
Title:    Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

HSBC BANK USA, N.A.

By: /s/ Peter Hart
Name:    Peter Hart
Title:    Senior Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A.

By: /s/ John Kushnerick
Name:    John Kushnerick
Title:    Executive Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
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CAPITAL ONE, NATIONAL ASSOCIATION
By: /s/ Timothy Miller
Name:    Timothy Miller
Title:    Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC

By: /s/ May Huang
Name:    May Huang
Title:    Assistant Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK UNITED, NA

By: /s/ Charles J. Klenk
Name:    Charles J. Klenk
Title:    Senior Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Steven L. Sawyer
Name:    Steven L. Sawyer
Title:    Senior Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
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BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Stephen R. Garrett
Name:    Stephen R. Garrett
Title:    Assistant Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SYNOVUS BANK

By: /s/ Michael Sawicki
Name:    Michael Sawicki
Title:    Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANCO DE SABADELL, S.A. – MIAMI BRANCH, as a Lender

By: /s/ Ignacio Alcaraz
Name:    Ignacio Alcaraz
Title:    Head of Structured Finance Americas

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

FLORIDA COMMUNITY BANK N.A., as a Lender

By: /s/ Irene Marshall
Name:    Irene Marshall
Title:    SVP, Regional Credit Director

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/ Christopher Meade
Name:    Christopher Meade
Title:    Vice President

By: /s/ Rod Trzcinski
Name:    Rod Trzcinski
Title:    Senior Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page